Exhibit 10.1

AMENDMENT NO. 2

Dated as of August 14, 2014

to

CREDIT AGREEMENT

dated as of July 2, 2013

THIS AMENDMENT NO. 2 (“Amendment”) is made as of August 14, 2014 by and among Dean Foods Company (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of July 2, 2013 by and among the Borrower, the Lenders party thereto and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to make certain amendments to the Credit Agreement;

WHEREAS, the parties hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) amend and restate the proviso appearing therein to read as “provided that, from the Amendment No. 2 Effective Date until the delivery, pursuant to Section 5.01, of the Borrower’s consolidated financial information for the Borrower’s fiscal quarter ending on or about June 30, 2014, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 6 (unless the Borrower’s financial statements for such fiscal quarter demonstrate that Category 7 should have been applicable during such period, in which case such other Category shall be deemed to be applicable during such period)”, (ii) delete the reference to “Category 5” appearing in the final paragraph thereof and replace such reference with “Category 7” and (iii) amend and restate the pricing grid appearing therein to read as follows:

Leverage Ratio	LIBOR Spread	ABR Spread	Commitment Fee Rate
Category 1 < 1.50 to 1.00	1.25%	0.25%	0.20%
Category 2 ≥ 1.50 to 1.00 but < 2.00 to 1.00	1.50%	0.50%	0.25%
Category 3 ≥ 2.00 to 1.00 but < 2.50 to 1.00	1.75%	0.75%	0.30%
Category 4 ≥ 2.50 to 1.00 but < 3.00 to 1.00	2.00%	1.00%	0.35%
Category 5 ≥ 3.00 to 1.00 but < 3.50 to 1.00	2.25%	1.25%	0.35%
Category 6 ≥ 3.50 to 1.00 but < 4.00 to 1.00	2.50%	1.50%	0.40%
Category 7 ≥ 4.00 to 1.00	2.75%	1.75%	0.45%

(b) The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (iii) thereof to read as follows:

(iii) after giving effect to such acquisition on a Pro Forma Basis, (x) the Leverage Ratio (1) is less than or equal to 3.50 to 1.00 or (2) if greater than 3.50 to 1.00, the cash consideration in such acquisition is permitted under the Annual Investment Limitation contained in Section 6.04(t), and (y) the Borrower and its Restricted Subsidiaries are in compliance with each of the financial covenants set forth in Sections 6.11(b) and 6.11(c),

(c) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 2 Effective Date” means August 14, 2014.

“Consolidated Senior Secured Indebtedness” means, as of any date, Consolidated Funded Indebtedness that is secured by a Lien on any assets of the Borrower or any of its Restricted Subsidiaries.

“Senior Secured Leverage Ratio” means, on any date, the ratio of (a) Consolidated Senior Secured Indebtedness on such date, minus unrestricted cash and Cash Equivalents, after giving effect to any adjustments for international tax effects at an assumed withholding rate of 35% (or such lesser statutory rate as may be in effect from time to time), as applicable, in an aggregate amount not to exceed $100,000,000 to the extent held by the Borrower and the Restricted Subsidiaries on a consolidated basis on

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such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date). For purposes of this Agreement, proceeds from Equity Issuances described in Section 6.04(r) shall be deemed not to be “unrestricted cash and Cash Equivalents.”

(d) Clause (t) of Section 6.04 of the Credit Agreement is hereby amended to add the proviso “; provided that the Annual Investment Limitation shall mean, for any fiscal year of the Borrower, the greater of (i) $40,000,000 and (ii) 3% of Consolidated Net Tangible Assets as of the first day of such fiscal year if, at the time of the making of such investment and immediately after giving effect (including giving effect on a Pro Forma Basis) thereto, the Leverage Ratio is greater than 3.50 to 1.00” to the final sentence thereof.

(e) Clause (a) of Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Leverage Ratio. The Borrower shall not permit the Leverage Ratio as of the end of each of its fiscal quarters set forth below to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Leverage Ratio

June 30, 2014	4.00 to 1.00
September 30, 2014	5.25 to 1.00
December 31, 2014	5.25 to 1.00
March 31, 2015	5.00 to 1.00
June 30, 2015	4.50 to 1.00
September 30, 2015 and thereafter	4.00 to 1.00

(f) Section 6.11 of the Credit Agreement is hereby amended to add the following as a new clause (c) thereof:

(c) Senior Secured Leverage Ratio. The Borrower shall not permit the Senior Secured Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 2.50 to 1.00.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Administrative Agent shall have received for the account of each Lender that delivers its executed signature page hereto by such time as is requested by the Borrower and the Administrative Agent, an amendment fee equal to 0.10% of such Lender’s Commitment and (c) the Borrower shall have paid, to the extent invoiced, all reasonable out-of-pocket fees and expenses of the Agents and their applicable affiliates (including reasonable attorneys’ fees and expenses) in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal,

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valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DEAN FOODS COMPANY, as the Borrower

By	/s/ Timothy A. Smith
	Name:	Timothy A. Smith
	Title:	Senior Vice President and Treasurer

Signature Page to Amendment No. 2

Dean Foods Company

Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By	/s/ Dana J. Moran
	Name:	Dana J. Moran
	Title:	Vice President

Signature Page to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Bank of America, N.A.

By	/s/ David Catherall
	Name:	David Catherall
	Title:	Managing Director

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

American AgCredit, PCA

By	/s/ Bradley K. Leafgren
	Name:	Bradley K. Leafgren
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

FARM CREDIT BANK OF TEXAS

By	/s/ Luis M. H. Requejo
	Name:	Luis M. H. Requejo
	Title:	Director Capital Markets

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

SunTrust Bank

By	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Brett R. Schweikle
	Name:	Brett R. Schweikle
	Title:	Senior Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By	/s/ Warren Shoen
	Name:	Warren Shoen
	Title:	Senior Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND,” NEW YORK BRANCH

By	/s/ Robert M. Mandula
	Name:	Robert M. Mandula
	Title:	Managing Director

By	/s/ James V. Kenwood
	Name:	James V. Kenwood
	Title:	Managing Director

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

COBANK, ACB

By	/s/ Zachary Carpenter
	Name:	Zachary Carpenter
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Farm Credit Mid-America, PCA, f/k/a Farm Credit Services of Mid-America, PCA

By	/s/ Ralph M. Bowman
	Name:	Ralph M. Bowman
	Title:	Vice President Capital Markets

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

AgFirst Farm Credit Bank

By	/s/ John Burnside, Jr.
	Name:	John Burnside, Jr.
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

AGSTAR FINANCIAL SERVICES, PCA

By	/s/ Troy Mostaert
	Name:	Troy Mostaert
	Title:	Vice President Capital Markets

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

The Bank of Nova Scotia

By	/s/ Rafael Tobon
	Name:	Rafael Tobon
	Title:	Director

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Harumi Kambara
	Name:	Harumbi Kambara
	Title:	Authorized Signatory

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Bank of the West

By	/s/ Temple H. Abney
	Name:	Temple H. Abney
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Branch Banking and Trust Company, as a Lender

By	/s/ Bradford F. Scott
	Name:	Bradford F. Scott
	Title:	Senior Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

COMPASS BANK, as a Lender

By	/s/ Daniel Feldman
	Name:	Daniel Feldman
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Credit Agricole Corporate & Investment Bank

By	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH:

By	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

The Northern Trust Company

By	/s/ Sara Bravo McCaulay
	Name:	Sara Bravo McCaulay
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as a Co-Documentation Agent

By	/s/ Andrew M. Widmer
	Name:	Andrew M. Widmer
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

HSBC Bank USA, National Association

By	/s/ Brian B. Myers
	Name:	Brian B. Myers
	Title:	Senior Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Regions Bank

By	/s/ Robert L. Nelson
	Name:	Robert L. Nelson
	Title:	Senior Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

Name of Lender:

Sumitomo Mitsui Banking Corp.

By	/s/ Katsuyuki Kubo
	Name:	Katsuyuki Kubo
	Title:	Managing Director

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of July 2, 2013 (the “Credit Agreement”) by and among Dean Foods Company (the “Borrower”), the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), which Amendment No. 2 is dated as of August 14, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (including, but not limited to, the Security Agreement and the Subsidiary Guaranty) and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: August 14, 2014

[Signature Pages Follow]

ALTA-DENA CERTIFIED DAIRY, LLC
BERKELEY FARMS, LLC
COUNTRY FRESH, LLC
DEAN DAIRY HOLDINGS, LLC
DEAN EAST II, LLC
DEAN EAST, LLC
DEAN FOODS NORTH CENTRAL, LLC
DEAN FOODS OF WISCONSIN, LLC
DEAN HOLDING COMPANY
DEAN INTELLECTUAL PROPERTY SERVICES II, INC.
DEAN MANAGEMENT, LLC
DEAN SERVICES, LLC
DEAN TRANSPORTATION, INC.
DEAN WEST II, LLC
DEAN WEST, LLC
FRESH DAIRY DELIVERY, LLC
GANDY’S DAIRIES, LLC
GARELICK FARMS, LLC
LAND-O-SUN DAIRIES, LLC
MAYFIELD DAIRY FARMS, LLC
MIDWEST ICE CREAM COMPANY, LLC
MODEL DAIRY, LLC
REITER DAIRY, LLC
SAMPSON VENTURES, LLC
SHENANDOAH’S PRIDE, LLC
SOUTHERN FOODS GROUP, LLC
SUIZA DAIRY GROUP, LLC
TUSCAN/LEHIGH DAIRIES, INC.
VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC

By	/s/ Timothy A. Smith
Name:	Timothy A. Smith
Title:	Senior Vice President and Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement

DIPS LIMITED PARTNER II

By:	CSC TRUST COMPANY OF DELAWARE, as Trustee

By	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 2

Dean Foods Company

Credit Agreement